SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 26, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., (as depositor under the Pooling and Servicing Agreement, dated February 1, 1999, which forms the Trust, which will issue the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2).


                SALOMON BROTHERS MORTGAGE  SECURITIES VII, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-62737-03               13-3439681
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Seven World Trade Center, 29th Floor
New York, New York                                                10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-5659

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 10
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor, Cendant Mortgage Corporation, as master servicer, and The Chase Manhattan Bank, as trustee. On July 26, 1999 distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on July 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    July 30, 1999               By:  /s/ Cynthia Kerpen
                                        Cynthia Kerpen
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         July 26, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on July 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    1


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            PRINCIPAL     INTEREST         TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1_1    60,123,603.00   58,660,850.51      601,843.68     317,746.27     919,589.95        0.00         0.00         58,059,006.83
A1_2     9,545,000.00    9,545,000.00            0.00      49,713.54      49,713.54        0.00         0.00          9,545,000.00
A1_3     9,545,000.00    9,545,000.00            0.00      53,690.63      53,690.63        0.00         0.00          9,545,000.00
A1_4    15,000,000.00   15,000,000.00            0.00      81,250.00      81,250.00        0.00         0.00         15,000,000.00
A1_5    49,800,000.00   48,802,507.36      410,414.37     264,346.91     674,761.28        0.00         0.00         48,392,092.99
A1_6       200,000.00      200,000.00            0.00       1,083.33       1,083.33        0.00         0.00            200,000.00
A2      68,254,245.00   66,919,358.80       68,609.45     362,479.86     431,089.31        0.00         0.00         66,850,749.35
PO       1,904,951.79    1,845,743.93       19,388.07           0.00      19,388.07        0.00         0.00          1,826,355.86
B1       4,466,000.00    4,449,998.18        4,064.98      24,104.16      28,169.14        0.00         0.00          4,445,933.20
B2       2,010,000.00    2,002,798.16        1,829.51      10,848.49      12,678.00        0.00         0.00          2,000,968.65
B3         781,000.00      778,201.58          710.89       4,215.26       4,926.15        0.00         0.00            777,490.69
B4         782,000.00      779,198.15          711.76       4,220.66       4,932.42        0.00         0.00            778,486.39
B5         335,000.00      333,799.71          304.92       1,808.08       2,113.00        0.00         0.00            333,494.79
B6PO       558,364.57      556,496.58          533.47           0.00         533.47        0.00         0.00            555,963.11
RII            200.00            0.00            0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 223,305,364.36  219,418,952.96    1,108,411.10   1,175,507.19   2,283,918.29        0.00         0.00        218,310,541.86
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IO     223,305,364.36  219,418,952.96            0.00      61,188.18      61,188.18        0.00         0.00        218,310,541.86
B6IO       558,364.57      556,496.58            0.00       3,014.36       3,014.36        0.00         0.00            555,963.11
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

B1_1     3,009,032.45    2,998,731.24         2,634.75     16,243.13       18,877.88       0.00         0.00          2,996,096.49
B1_2     1,456,967.55    1,451,266.94         1,430.23      7,861.03        9,291.26       0.00         0.00          1,449,836.71
B2_1     1,354,364.60    1,349,728.03         1,185.90      7,311.03        8,496.93       0.00         0.00          1,348,542.13
B2_2       655,635.40      653,070.13           643.61      3,537.46        4,181.07       0.00         0.00            652,426.52
B3_1       526,030.68      524,229.86           460.60      2,839.58        3,300.18       0.00         0.00            523,769.26
B3_2       254,969.32      253,971.72           250.29      1,375.68        1,625.97       0.00         0.00            253,721.43
B4_1       527,030.68      525,226.43           461.47      2,844.98        3,306.45       0.00         0.00            524,764.96
B4_2       254,969.32      253,971.72           250.29      1,375.68        1,625.97       0.00         0.00            253,721.43
B5_1       225,727.44      224,954.69           197.65      1,218.50        1,416.15       0.00         0.00            224,757.04
B5_2       109,272.56      108,845.02           107.27        589.58          696.85       0.00         0.00            108,737.75
B6PO_1     376,243.63      375,086.87           354.91          0.00          354.91       0.00         0.00            374,731.96
B6PO_2     182,120.94      181,409.71           178.56          0.00          178.56       0.00         0.00            181,231.15
-----------------------------------------------------------------------------------------------------------------------------------





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #   2

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR         PRINCIPAL      INTEREST       TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
A1_1  79548KG85     975.67091097  10.01010668      5.28488404   15.29499072     965.66080429     A1_1           6.500000 %
A1_2  79548KG93   1,000.00000000   0.00000000      5.20833316    5.20833316   1,000.00000000     A1_2           6.250000 %
A1_3  79548KH27   1,000.00000000   0.00000000      5.62500052    5.62500052   1,000.00000000     A1_3           6.750000 %
A1_4  79548KH35   1,000.00000000   0.00000000      5.41666667    5.41666667   1,000.00000000     A1_4           6.500000 %
A1_5  79548KH43     979.97002731   8.24125241      5.30817088   13.54942329     971.72877490     A1_5           6.500000 %
A1_6  79548KJ66   1,000.00000000   0.00000000      5.41665000    5.41665000   1,000.00000000     A1_6           6.500000 %
A2    79548KH76     980.44244428   1.00520415      5.31072990    6.31593405     979.43724013     A2             6.500000 %
PO                  968.91897196  10.17772214      0.00000000   10.17772214     958.74124982     PO             0.000000 %
B1    79548KH84     996.41696820   0.91020600      5.39725929    6.30746529     995.50676220     B1             6.500000 %
B2    79548KH92     996.41699502   0.91020398      5.39725871    6.30746269     995.50679104     B2             6.500000 %
B3    79548KJ25     996.41687580   0.91023047      5.39725992    6.30749040     995.50664533     B3             6.500000 %
B4    79548KJ33     996.41707161   0.91017903      5.39726343    6.30744246     995.50689258     B4             6.500000 %
B5    79548KJ41     996.41704478   0.91020896      5.39725373    6.30746269     995.50683582     B5             6.500000 %
B6PO  79548KJ58     996.65453344   0.95541520      0.00000000    0.95541520     995.69911823     B6PO           6.500000 %
RII   79548KH68       0.00000000   0.00000000      0.00000000    0.00000000       0.00000000     B1_1           6.500000 %
                                                                                                 B1_2           6.500000 %
-------------------------------------------------------------------------------------------      B2_1           6.500000 %
TOTALS              982.59597833   4.96365640      5.26412428   10.22778067     977.63232194     B2_2           6.500000 %
-------------------------------------------------------------------------------------------      B3_1           6.500000 %
                                                                                                 B3_2           6.500000 %
-------------------------------------------------------------------------------------------      B4_1           6.500000 %
IO                  982.59597833   0.00000000      0.27401124    0.27401124     977.63232194     B4_2           6.500000 %
B6IO                996.65453344   0.00000000      5.39855170    5.39855170     995.69911823     B5_1           6.500000 %
-------------------------------------------------------------------------------------------      B5_2           6.500000 %
                                                                                                 B6PO_1         0.000000 %
-------------------------------------------------------------------------------------------      B6PO_2         0.000000 %
B1_1                996.57657065   0.87561369      5.39812391    6.27373759     995.70095696     RII            6.500000 %
B1_2                996.08734594   0.98164849      5.39547363    6.37712213     995.10569745 -----------------------------------
B2_1                996.57657177   0.87561355      5.39812544    6.27373899     995.70095822     IO             0.334637 %
B2_2                996.08735282   0.98165840      5.39546827    6.37712668     995.10569441     B6IO           6.500000 %
B3_1                996.57658751   0.87561433      5.39812621    6.27374054     995.70097318  -----------------------------------
B3_2                996.08737239   0.98164752      5.39547268    6.37712020     995.10572488
B4_1                996.57657501   0.87560367      5.39812976    6.27373344     995.70097134
B4_2                996.08737239   0.98164752      5.39547268    6.37712020     995.10572488
B5_1                996.57662356   0.87561353      5.39810313    6.27371666     995.70101003
B5_2                996.08739834   0.98167372      5.39549911    6.37717282     995.10572462
B6PO_1              996.92550277   0.94329836      0.00000000    0.94329836     995.98220440
B6PO_2              996.09473793   0.98044739      0.00000000    0.98044739     995.11429054
-------------------------------------------------------------------------------------------  -----------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:
                     ---------------------------------------
                                CYNTHIA KERPEN
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3233
                       Email: cynthia.kerpen@chase.com
                     ---------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #   3


Sec. 4.02(iii)      Aggregate Amount of Servicing Compensation                                                          38,910.42

Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 1                                                     0.00
Sec. 4.02(iv)       Aggregate Amount of P&I Advances for each Sub-Pool 2                                                     0.00

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 1 146,940,186.60

Sec. 4.02(v)        Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties for Sub-Pool 2  71,370,355.26

Sec. 4.02(vi)       Sub-Pool 1

                         Number of Mortgage Loans as of the related Due Period                                                473

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                146,940,186.60

                         Weighted average remaining term to maturity as of the related Due Period                          354.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period                  13.39

Sec. 4.02(vi)       Sub-Pool 2

                         Number of Mortgage Loans as of the related Due Period                                                219

                         Aggregate Principal Balance of Mortgage Loans as of the related Due Period                 71,370,355.26

                         Weighted average remaining term to maturity as of the related Due Period                          349.00

                         Weighted average Mortgage Rate of the Mortgage Loans as of the related Due Period                   6.68


Sec. 4.02(vii)      DELINQUENCIES

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                     0-30 days           0                  0.00              0.00 %
                    31-60 days           0                  0.00              0.00 %
                    61-90 days           0                  0.00              0.00 %
                    91-120 days          0                  0.00              0.00 %
                    121+ days            0                  0.00              0.00 %
                    Total                0                  0.00              0.00 %
                 --------------------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE #  4



Sec. 4.02(vii)      FORECLOSURE (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(vii)      LOANS IN BANKRUPTCY (Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------


Sec. 4.02(viii)     REO Properties (Not Included in Delinquencies above)

                       --------------------------------------------------
                                        Group 1
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

                       --------------------------------------------------
                                        Group 2
                       --------------------------------------------------
                       Number        Principal Balance        Percentage
                       --------------------------------------------------
                            0                  0.00              0.00 %
                       --------------------------------------------------

Sec. 4.02(ix)       Aggregate Book Value of REO Loans                                                                        0.00





                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


-----------------------------------------------------------------------------------------------------------------------------------
           SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-2
                                                       JULY 26, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        PAGE #  5






Sec. 4.02(x)        Aggregate Principal Prepayment made during the related Prepayment Period                           914,179.95

Sec. 4.02(xi)       Aggregate Realized Losses made during the related Prepayment Period

                         Sub-Pool 1                                                                                          0.00

                         Sub-Pool 2                                                                                          0.00

Sec. 4.02(xii)      Aggregate Extraordinary Trust Fund Expenses withdrawn from the Collection Account
                    or the Distribution Account                                                                              0.00

Sec. 4.02(xvi)      Aggregate Prepayment Interest Shortfalls, to the extent not covered by the Master Servicer               0.00

Sec. 4.02(xvii)     Aggregate amount of Relief Act Interest Shortfall                                                        0.00

Sec. 4.02(xviii)    Applicable Bankruptcy Amount                                                                       100,000.00
                    Applicable Fraud Loss Amount                                                                     2,233,054.00
                    Applicable Special Hazard Amount                                                                 3,604,579.00

Sec. 4.02(xx)       Mortgage Loans as to which foreclosure proceeeding have been concluded                                   0.00

Sec. 4.02(xxi)      Mortgage Loans as to which a Final Liquidation has occurred

                         Number of loans                                                                                     0.00
                         Unpaid principal balance                                                                            0.00
                         Liquidated Proceeds                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

